Multimedia Games

Investor Presentation

June 2012

MULTIMEDIA GAMES

Safe Harbor Statement

In addition to historical facts or statements of current conditions, this presentation contains forward-looking statements that are intended to qualify for the "safe harbor" from liability established by the Private Securities Litigation Reform Act of 1995. The words or phrases "believe", "will", "expect", "continue", "are confident that", "intend", "plan", "seek", "estimate", "project", "may", or the negative or other variations thereof, or comparable terminology, signify such forward-looking statements. All forward-looking statements reflect the current expectations and views of the Company. The preparation of this presentation and the forward-looking statements contained herein also require that the Company make estimates and assumptions regarding, among other items, target dates, operations, valuations, financial outlook, regulatory enforcement, technical compliance, and amounts of assets, liabilities, revenues, sales and expenses. Actual results in the Company's performance may differ materially from the possible results expressed in or implied by such forward-looking statements, or from the current expectations, views, estimates, and assumptions.

The Company's ability to perform as contemplated in this presentation, including without limitation, its ability to enter into or remain in any new or existing jurisdictions or to sell new or existing products, is subject to numerous risks, such as, without limitation, customer concentration, competition from other suppliers, regulatory approvals, licensing requirements, intellectual property considerations, and other known and unknown circumstances. Those and other risks are described in the Company's filings with the Securities and Exchange Commission, including without limitation, under "Risk Factors" in the Company's reports on Form 10-K and Form 10-Q. Many of such risks cannot be predicted or quantified, or may be beyond the Company's control. If any of these or other risks were to occur, the Company's business and financial condition, including the trading price of its common stock, could be materially harmed.

All forward-looking statements contained herein speak only to the facts and circumstances existing as of the date of this presentation. Except as required by applicable law, the Company does not undertake and expressly disclaims any obligation to update or revise any forward-looking statements, estimates, projections, dates, or risks, whether as a result of new information, future events, changed circumstances, or otherwise.



Industry/Company Overview

Industry

- In 2011, U.S. gaming market represented just over $62 billion in annual revenues
  - Commercial casinos $35B
  - Tribal casinos $27B
- There are approximately 1 million gaming machines in U.S. and Canada
- State budget shortfalls are primary catalyst for the legalization or expansion of U.S. gaming

Company

- Austin, Texas based gaming manufacturer with about 400 employees throughout U.S. and Mexico
- Historically focused on tribal gaming in limited U.S. markets
- Over the past two years, we have rapidly expanded our addressable markets
  - Adding new commercial casino customers
  - Expansion efforts are platform for future growth

Expanding Jurisdictions & Licenses

- Combination of new licenses and increased number of jurisdictions helping to grow total addressable market
- We currently serve approximately 25% of the U.S. gaming market, yet had ≈2% ship share in F2011
- Pending markets will double our U.S. market access, which includes ≈670,000 total units across 20 states
- Pending new markets include Pennsylvania, Illinois, New Mexico*
  - Recent approvals include Nevada, Michigan (temporary license) and Ohio Lottery
  - Initial Nevada sales and placements anticipated in 2HF13



# of states
30
25
20
15
10
5
0
# of licenses
160
140
120
100
80
60
40
20
0
Q1F10
Q2F10
Q3F10
Q4F10
Q1F11
Q2F11
Q3F11
Q4F11
Q1F12
Q2F12
Licenses
States

SOURCE: Company estimates (total addressable market opportunity)

Company Overview

Large recurring revenue base and accelerating unit sales business

Gaming Operations

- Comprise 73% of 1HF12 revenues, which we believe is highest % of all public gaming manufacturers
- 9,891 unit domestic installed base in 19 states as of 3/31/12, up 12% Y/Y
- Majority of recurring revenues on a revenue sharing arrangement

Game Sales

- F2011 unit sales rose 24% to 1,150 units
- 1HF12 unit sales rose 100% Y/Y
- 83 TournEvent systems installed as of 3/31/12
- Securing new licenses in major commercial markets such as MS and LA; recently approved in NV
- Above average ASP and gross margins

Revenue Breakout



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
15%
0%
85%
9%
12%
79%
9%
16%
75%
6%
21%
73%
F2009
F2010
F2011
1HF12
Other Equip & Systems
Proprietary Game Sales
Gaming Operations

Other Highlights

- 45 new customers (+49%) added in F2011
- Ability to significantly grow addressable market
- Estimated U.S. ship share of approximately 2%*

MULTIMEDIA GAMES

*Source: Roth Capital Partners

Composition of Revenues

Revenue Breakout (1HF12)


27%
Game & equip sales
31%
10%
25%
2%
5%
Gaming Operations
Chickasaw
Other gaming ops markets
Cheyenne & Arapahoe
Mexico
NY Lottery
Games, equip & sys sales

Gaming Ops U.S. Installed Base


12,000
10,000
8,000
6,000
4,000
2,000
0
units
Continued Revenue Diversification

	Q4 F10	Q1 F11	Q2 F11	Q3 F11	Q4 F11	Q1 F12	Q2 F12
Other US	3,143	3,467	3,648	3,721	4,164	4,462	4,688
Chickasaw Nation	5,105	5,205	5,205	5,212	5,215	5,171	5,203

TournEvent®

- Award winning tournament system
- Installed at 83 casinos as of 3/31/12
- Each system installation includes, on average, 12-14 machines
- Over 1,100 units sold or placed
- Average selling price $18,000-$19,500 per machine
- Allows for "in-revenue" play and "out of revenue" tournaments with the push of a button
- Brings unparalleled excitement to the slot floor




TournEvent Installations
100
80
60
40
20
0
9
18
26
31
47
60
83
Q1F10
Q1F11
Q2F11
Q3F11
Q4F11
Q1F12
Q2F12

Recent Product Launches

- Side Action® series receives Top 20 Most Innovative Gaming Technology award from Casino Journal for 2010
  - Titles include Side Action Dice, Side Action Poker and Side Action Keno
- High Rise Games™
  - First product aimed at the multi-billion premium participation market
  - At 3/31/12, 11 units were installed at six casinos in four markets
- MoneyBall® receives Top 20 Most Innovative Gaming Technology award from Casino Journal for 2011


SIDE ACTION
Series
CEM'S
2011
Casino
JOURNAL


Casino
JOURNAL
Top 20 Most
Innovative Gaming
Technology
Products Awards
2011

Recent Success



Q2F12 Highlights

- Y/Y revenue growth of just over 31%
  - Unit sales increased 97% Y/Y
  - Domestic installed base grew 12% Y/Y
    - Installed units outside of OK grew 58% Y/Y
- EPS of $0.24 per share v. $0.04 in the prior year, highest since Q4F04
- Free cash flow of just over $12M
- Cash of $57.7M and net cash of just over $22M at 3/31/12
- Ten consecutive quarters of improved operating income
- Operating margins of 17% v. 5% in the prior year demonstrate operating leverage
- Recognized first revenues from new premium product

Gaming Equipment Sales

- Proprietary game sales began in F2010
- Games are offered for sale in all regulated U.S. markets where the Company is licensed (CIII, CII, VLT)
- F2011 average selling price of $17,000+ per machine
- Entered 17 new markets and added over 50 new customers since the beginning of F2010
- Approximately 2% ship share in F2011 while addressing only 25% of the U.S. market


Game Sale Revenue/Units Sold
$25,000
$20,000
$15,000
$10,000
$5,000
$0
In thousands
930
1150
441
880
F2010
F2011
1HF11
1HF12
Game sale revenue
$14,369
$20,447
$7,540
$15,981


Total States with Unit Sales
1
6
7
8
10
14
15
17
Q1F10
Q4F10
Q1F11
Q2F11
Q3F11
Q4F11
Q1F12
Q2F12

Gaming Operations – New York Lottery

- Provide the Central Determinant System for the NY Lottery's 17,000 VLTs currently in operation
  - 20% Y/Y revenue growth in F2011
  - 75% Y/Y revenue growth in 1HF12
- Long-term agreement through 2017
- Resorts World New York (Queens, NY) opened Q1F12
- Highly profitable business unit


New York Lottery Revenue
In thousands
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$7,840
$9,369
$4,136
$7,257
75% Y/Y Growth
F2010
F2011
1HF11
1HF12

Growth Opportunities



MGAM Market Share – Top 20 Gaming Markets

	Cumulative Sold Units	Current Participation Units as of 3/31/12	Total Deployed Units as of 3/31/12	Estimated Units in State[1]	MGAM Market Share
Nevada	-	-	-	183,319	0.0%
California	410	382	792	67,601	1.2%
Oklahoma	144	7,679	7,823	65,400	12.0%
Louisiana	113	38	151	41,418	0.4%
Mississippi	120	52	172	36,150	0.5%
Washington	2,417	282	2,699	27,358	9.9%
Michigan	-	-	-	31,157	0.0%
New Jersey	-	-	-	27,048	0.0%
Pennsylvania	-	-	-	26,510	0.0%
New York	28	625	653	24,730	2.6%
Remaining top 10 states	245	334	579	197,332	0.3%
TOTAL	**3,477**	**9,392**	**12,869**	**728,023**	**1.8%**

MULTIMEDIA GAMES

SOURCE – 1) American Gaming Association, "State of the States," 2012

U.S. Gaming Operations

- Continued customer and market diversification
  - Continued penetration into CA, CT, FL, LA and MS (higher WPU markets)
  - Installed base grew 52% outside of Oklahoma in F2011
  - 1HF12 revenues grew 20% Y/Y (excluding NYL revenues)
  - Continue licensing efforts to open new markets
- Introduction of premium High Rise Games
  - Entry into multi-billion dollar premium participation segment
  - 11 premium games deployed at 3/31/12
- Opening of Resorts World NYC added ≈4,500 machines to NYL system
  - 1HF12 revenues grew 75% Y/Y



Non-Oklahoma Gaming Ops Qtrly Revenue
(in millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Q1F11
Q2F11
Q3F11
Q4F11
Q1F12
Q2F12

Gaming Equipment & System Sales

- **Penetrate new and existing markets**
  - Hired sales personnel for new markets and re-built sales teams in existing markets
  - Continue to add sales and service personnel as new licenses are obtained
  - Free trial-to-sale strategy is working well
  - Majority (90%) of field trials convert to revenue placements
  - Grew customer base by almost 50% in F2011
- **TournEvent**
  - "Calling card" to penetrate new and existing customers
  - Available in WA in Q2F12
  - Regional/national branding opportunity in process
- **Market share remains under 1% in several significant jurisdictions**
  - Aggregate of less than 1,300 units placed or sold into FL, CT, LA, MS, and CA
- **Nevada will almost double our total addressable market**
  - Revenues expected in 2HF13

Capital Structure

Balance Sheet

- Cash of $57.7 million as of 3/31/12
- Net cash position of $22.2 million as of 3/31/12
- Net debt reduced by $109.2 million since Q2F09
- High conversion of revenue to cash – typically 10%-25% of each revenue dollar turns to free cash flow

Credit Facility

- $74 million credit facility (matures in August 2016)
- $35.2 million outstanding at March 31, 2012
- Current cash interest rate of less than 4.00%
- Flexibility for capital distribution

$15M Share Repurchase Authorization

- Announced in December 2010
- Through Q2F12, have purchased 2.2 million shares for $11.9 million

Debt Reduction



$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
($20.0)
($40.0)
$ in millions

	Q2F09	Q2F10	Q2F11	Q4F11	Q1F12	Q2F12
Debt	$96.3	$59.6	$44.3	$37.0	$36.1	$35.5
Net Debt	$87.0	$38.4	$13.5	($9.7)	($17.7)	($22.2)

Cash Generated vs. Revenue



$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
(in millions)
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Q4F09
Q1F10
Q2F10
Q3F10
Q4F10
Q1F11
Q2F11
Q3F11
Q4F11
Q1F12
Q2F12
Gross Cash Flow
Free Cash Flow
Gross Cash Flow as % of Net Revenue

(1) Gross cash flow is defined as cash flow from operating activities plus cash flows from investing activities
(2) Free cash flow is defined as cash flow from operating activities less the acquisition of property and equipment

And We're Just Getting Started…

- Remain underrepresented on casino floors
  - < 1% U.S. market share
  - ≈2% ship share in F2011
- Focus on licensing is opening up additional U.S. markets
- Expect first sales in Nevada in 2HF13
- Now placing premium games - High Rise Series™
  - MoneyBall™
  - Jackpot Factory®
  - One Red Cent Deluxe®
  - A Girl's Best Friend® Deluxe®
  - White Hot Progressive™



Performance Metrics

	MGAM	ALL[1]	BYI	IGT	SHFL[2]	WMS	Average[3]
TTM Revenue Growth	**21.2%**	14.4%	14.6%	3.7%	17.2%	(12.2%)	**7.6%**
TTM EBITDA Growth	**33.8%**	31.8%	11.9%	4.5%	19.6%	(18.9%)	**9.8%**
TTM EBITDA Margin	**45.3%**	23.4%	25.0%	33.0%	31.6%	29.2%	**28.4%**
TTM EPS Growth	**53.5%[4]**	42.7%	22.0%	13.3%	23.5%	(24.2%)	**15.5%**
Net Cash per Share[5]	**$0.78**	($0.43)	($9.95)	($4.35)	($0.21)	$0.71	**n/a**

Source: Company results (MGAM), Capital IQ and Thomson Reuters

Notes

1) Aristocrat (ALL) TTM is calendar 2011 as company does not report quarterly results
2) Shuffle Master (SHFL) TTM is based on a January fiscal year end
3) Average excludes MGAM
4) TTM EPS reflects an effective tax rate of (5.1)%; the Company expects its F2013 effective tax rate to range from 36%-40%
5) Net cash per share as of 3/31/12

MGAM Investment Considerations

Growth Opportunities

- Expect to grow EPS by over 250% in F2012 to $0.72 - $0.76
- Underpenetrated in existing U.S. markets
- Growing product momentum
- Resurgence in Class II as high-performing games provide tax/economic advantages for operators
- Now licensed in several significant markets, including Nevada
- Expected growth from New York Lottery following Resorts World New York opening in F2012
- Opportunity in multi-billion dollar premium participation segment

Stability and Predictability

- Recurring revenues represent 73% of total revenues
- Net cash position consistently increasing; strong balance sheet
  - Low leverage, with total debt < 1X TTM EBITDA
- Consistent track record of cash generation over last two years
- Breakthrough to profitability in F2011
- Guidance for over 250% EPS growth in F2012
- Significant portion of long-term contracts recently renewed